March 26, 2004



Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C.  20549


     Re:  Britton & Koontz Capital Corporation

Ladies and Gentlemen:

     Pursuant to Rule 14a-6(b), enclosed is the Proxy Statement of Britton & Koontz Capital Corporation. The Proxy Statement relates to the Company's Annual Meeting at which it is proposed to elect directors. No other business is proposed to be conducted.

     If you have any questions or comments concerning this material, please contact me at (601) 445-6684.


Yours sincerely,



/s/ William M. Salters
----------------------------
William M. Salters
Sr Vice President/Controller

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the Registrant                        [X]
Filed by a Party other than the Registrant     [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of Commission Only as permitted by Rule 14a-6(e)(2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                  Britton & Koontz Capital Corporation
----------------------------------------------------------------------------
            (Name of Registrant As Specified In Its Charter)

                                 N/A
----------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)     Title of each class of securities to which transactions applies:

            -----------------------------------------------------------------

     2)     Aggregate number of securities to which transaction applies:

            -----------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            -----------------------------------------------------------------

     4)     Proposed maximum aggregate value of transaction:

            -----------------------------------------------------------------

     5)     Total Fee paid:__________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)     Amount Previously Paid:__________________________________________

     2)     Form, Schedule or Registration Statement No:_____________________

     3)     Filing Party:____________________________________________________

     4)     Date Filed:______________________________________________________

                      BRITTON & KOONTZ CAPITAL CORPORATION

                                 500 Main Street
                           Natchez, Mississippi 39120



                                 March 26, 2004









Dear Fellow Shareholder:

         On behalf of the Board of Directors, we cordially invite you to attend the 2004 Annual Meeting of Shareholders of Britton & Koontz Capital Corporation. The Annual Meeting will be held beginning at 3:30 p.m., local time, on Tuesday, April 27, 2004, in the lobby of the Main Office of Britton & Koontz First National Bank, 500 Main Street, Natchez, Mississippi. The formal notice of the Annual Meeting appears on the next page.

         Enclosed is our proxy statement for the 2004 Annual Meeting in which we seek your support for the election as directors of those nominees named in the enclosed proxy statement.

         We urge you to review the proxy statement carefully. Regardless of the number of shares you own, it is important that your shares be represented and voted at the meeting. Please take a moment now to sign, date and mail the enclosed proxy card in the postage prepaid envelope. Your Board of Directors recommends a vote "FOR" the election as directors of those nominees named in the enclosed proxy statement.

         We are gratified by our shareholders' continued interest in Britton & Koontz, and are pleased that in the past so many of you have voted your shares. We look forward to seeing you at the Annual Meeting.





/s/ W. Page Ogden                             /s/ Robert R. Punches
----------------------------------            ----------------------------------
W. Page Ogden                                 Robert R. Punches
Chairman of the Board                         Vice Chairman of the Board
President, Chief Executive Officer

                      BRITTON & KOONTZ CAPITAL CORPORATION

                                 500 Main Street
                           Natchez, Mississippi 39120
                                   -----------

                    Notice of Annual Meeting of Shareholders
                      to be held on Tuesday, April 27, 2004
                                   -----------


         Notice is hereby given that the Annual Meeting of Shareholders of Britton & Koontz Capital Corporation will be held beginning at 3:30 p.m., local time, on Tuesday, April 27, 2004, in the lobby of the Main Office of Britton & Koontz First National Bank, 500 Main Street, Natchez, Mississippi. The Annual Meeting has been called for the following purposes:

         1. to elect three Class II directors to serve until the expiration of their three-year term in 2007 or until their successors are elected and qualified; and

         2. to transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on Monday, March 15, 2004, as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting.

         Your attention is directed to, and you are encouraged to carefully read, the proxy statement accompanying this Notice of Annual Meeting for a more complete description of the business to be presented and acted upon at the meeting.

         All shareholders are cordially invited to attend the meeting in person. Regardless of whether you plan to attend the meeting, however, please sign and date the enclosed proxy card and return it in the envelope provided as promptly as possible. A proxy may be revoked at any time before it is voted at the meeting.


                                             By Order of the Board of Directors


                                             /s/ Albert W. Metcalfe
                                             ----------------------------------
                                             Albert W. Metcalfe, Secretary

Natchez, Mississippi
March 26, 2004

                                TABLE OF CONTENTS

Proxy Solicitation and Voting of Proxies.....................................1

Proxy Procedure..............................................................1

Voting Procedures............................................................2

Cost of Solicitation.........................................................3

Election of Directors........................................................3

Nominees - (Class II Directors)..............................................4

Continuing Directors - (Class I and III Directors)...........................5

Compensation of Directors....................................................6

Meetings and Committees of the Board of Directors............................6

Attendance at Annual Shareholders' Meetings..................................7

Nomination of Directors to the Board.........................................7

Audit Committee..............................................................8

Report of the Audit Committee................................................9

Security Ownership of Management............................................11

Security Ownership of Certain Beneficial Owners.............................12

Independent Public Accountants..............................................12

Executive Officers..........................................................14

Executive Compensation......................................................14

Stock Options...............................................................15

Employment and Change in Control Agreements.................................16

Certain Relationships and Related Transactions..............................16

Section 16(a) Beneficial Ownership Reporting Compliance.....................17

Proposals of Shareholders for the 2004 Annual Meeting.......................17

Communication Between Shareholders and the Board............................18

Other Matters...............................................................18

Availability of Annual report on Form 10-KSB................................18

Documents Incorporated by Reference.........................................18

Audit Committee Charter.............................................Appendix A

                      BRITTON & KOONTZ CAPITAL CORPORATION

                              --------------------

                                 PROXY STATEMENT
                              --------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 27, 2004

                    PROXY SOLICITATION AND VOTING OF PROXIES

         This proxy statement is furnished to the shareholders of Britton & Koontz Capital Corporation (the "Company") in connection with the solicitation of proxies on behalf of the Board of Directors, for use at the 2004 Annual Meeting of Shareholders to be held at 3:30 p.m., local time, on Tuesday, April 27, 2004, in the lobby of the Main Office of Britton & Koontz First National Bank, 500 Main Street, Natchez, Mississippi, and at any adjournments or postponements thereof. The Company's principal executive offices are located at 500 Main Street, Natchez, Mississippi 39120, and its telephone number is (601) 445-5576.

         This proxy statement, the enclosed proxy card and the notice of annual meeting are first being distributed to our shareholders on March 26, 2004. The Company's annual report to shareholders for the fiscal year ended December 31, 2003 accompanies this proxy statement.

         The purposes of the annual meeting are to:

1 elect three Class II directors to serve three-year terms until the 2007 annual meeting or until their successors are elected and qualified; and

2. transact such other business as may properly come before the annual meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on Monday, March 15, 2004, as the record date for the annual meeting. Only shareholders of record at the close of business on that date are entitled to notice of, and to vote at, the annual meeting. As of March 15, 2004, there were 2,113,087 shares of the Company's common stock outstanding. The Company has no other outstanding class of securities.

Proxy Procedure

         The Board of Directors solicits proxies so that each shareholder has the opportunity to vote at the annual meeting. If a proxy card is returned properly signed and dated by a shareholder, the shares represented thereby will be voted in accordance with the instructions on the proxy card. A shareholder may revoke his or her proxy at any time before it is voted by attending the annual meeting and voting in person if the shareholder, rather than his or her broker or nominee, is listed as the record owner of our common stock on the books of the Company, or by delivering, prior to the annual meeting, to the Company's Corporate Secretary, at the Company's principal executive offices referred to above, a written notice of revocation or a duly executed proxy bearing a date later than that of the previously submitted proxy.

         When a proxy card is returned properly signed and dated, the shares represented by the proxy card will be voted as instructed on the card at the annual meeting, including any adjournments or postponements of the meeting. The proxy card also allows shareholders to cumulate their votes for any of the nominees for directors. Cumulative voting is described below. If a shareholder returns a properly signed and dated proxy card but no instructions are given, the shares represented by that proxy card will be voted "FOR" the election of W.W. Allen, Jr., Craig A. Bradford and Vinod K. Thukral as Class II directors. The proxy card also gives the individuals named as proxies discretionary authority to vote the shares represented on any other matter that is properly presented for action at the annual meeting.

Voting Procedures

         A majority of the votes entitled to be cast at the annual meeting constitutes a quorum. A share, once represented for any purpose at the annual meeting, is deemed present for purposes of determining a quorum for the remainder of the annual meeting and for any adjournment of the annual meeting, unless a new record date is set for the adjourned meeting. This is true even if the shareholder abstains from voting with respect to any matter brought before the annual meeting.

         Shareholders will be entitled to cast one vote for each share held, and the vote may be given in person or by proxy authorized in writing, except that shareholders may cumulate their votes in the election of directors. Cumulative voting entitles a shareholder to give any one candidate a number of votes equal to the number of directors to be elected, multiplied by the number of shares held by that shareholder, or to distribute the total votes, computed on the same principle, among as many candidates as the shareholder chooses. For example, since the number of directors to be elected is three, a shareholder owning ten shares could cast ten votes for each of the three nominees, cast thirty votes for one nominee, or allocate the thirty votes among the several nominees in any manner. Directors are elected by a plurality vote; thus, the candidates receiving the highest number of votes cast, up to the number of directors to be elected, shall be elected.

         Under Mississippi law and the Company's articles of incorporation and by-laws, an abstention by a shareholder who is either present in person at the annual meeting or represented by proxy is not a vote "cast" and is counted neither "for" nor "against" the matter subject to the abstention.

         If a shareholder holds shares of the Company in a broker's name (sometimes called "street name"), then the shareholder must provide voting instructions to the broker. If the shareholder does not provide instructions to the broker, the shares will not be voted on any matter in which the broker does not have discretionary authority to vote. A vote not cast for this reason is called a "broker non-vote." Broker non-votes are treated as shares as to which voting power has been withheld by the beneficial holders of those shares and, therefore, as shares not entitled to vote. Abstentions by shareholders and broker non-votes are counted for purposes of determining whether a quorum is present at the meeting.

Cost of Solicitation

         The cost of solicitation of proxies, including expenses incurred in connection with preparing and mailing the proxy statement, will be borne by the Company. The initial solicitation will be by mail. The Company has retained American Stock Transfer & Trust Company to assist in the solicitation of proxies from brokers and nominees of shareholders for the annual meeting. The Company estimates that American Stock Transfer & Trust Company's fees will not exceed $1,000, plus out-of-pocket costs and expenses. Additionally, proxies may be solicited by directors, officers, and regular employees of the Company, by means of mail, telephone, via the Internet or personal contact. A director, officer or employee of the Company will not receive any additional compensation for making such solicitation. The Company also will, in accordance with the regulations of the Securities and Exchange Commission, reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable expenses in forwarding solicitation material to such beneficial owners.

                              ELECTION OF DIRECTORS

         The Board of Directors of the Company is divided into three classes - Class I, Class II and Class III - with the members of each class elected for three-year terms and with each class having as equal a number of directors as possible. The term of the present Class II directors expires at this year's annual meeting. The term of the Class III directors will expire at the 2005 annual meeting and the term of the Class I directors will expire at the 2006 annual meeting. The Company's directors also serve as directors of the Company's wholly-owned subsidiary, Britton & Koontz First National Bank (the "Bank").

         The Board has nominated W. W. Allen, Jr., Craig A. Bradford, D.M.D., and Vinod K. Thukral, Ph.D. for election as Class II directors and, if elected, they shall serve until the 2007 annual meeting or until their successors are duly elected and qualified. All three of the nominees are currently directors of the Company.

         Shares represented by a properly signed and dated proxy card will be voted in accordance with the instructions on the card. If the proxy card is signed but no instructions are given with respect to the election of directors, the proxy holders will vote the proxies received by them for the three nominees for Class II director, while reserving the right, however, to cumulate such votes and distribute them among the nominees, in their discretion. If, for any reason, one or more of the nominees named above should not be available as a candidate for director, an event that the Board of Directors does not anticipate, the proxy holders will vote for such other candidate or candidates as may be nominated by the Board of Directors, and discretionary authority to do so is included in the proxy card. If shareholders attending the annual meeting cumulate their votes such that all of the nominees named above cannot be elected, then the proxy holders will cumulate votes to elect as many of the nominees named above as possible.

         The following table provides certain information about the nominees and the other present directors of the Company. The information in the table has been furnished to the Company by the individuals listed therein.



                                               NOMINEES (CLASS II DIRECTORS)



                                                      Director               Business Experience During
Name                                      Age          Since                       Past Five Years
--------                                ------       ---------              ----------------------------
W. W. Allen, Jr. (1)                      52            1988      Mr.  Allen  is   President  of  Allen   Petroleum
(Class II)                                                        Services,  Inc., an oil and gas  exploration  and
                                                                  petroleum  land  services  company.  Mr. Allen is
                                                                  also  a  partner  in  various  timber  management
                                                                  companies,  and a  partner  in Dutch  Ann  Foods,
                                                                  Inc.,  a pie shell and tart  business.  Mr. Allen
                                                                  is also the Chairman of the Natchez  Adams County
                                                                  Development Authority.


Craig A. Bradford, D.M.D.(1)              48            1988      Dr.  Bradford is a dentist  engaged  primarily in
(Class II)                                                        pediatric  dentistry.  He is  also a  partner  in
                                                                  various  timber  management  companies, and Mount
                                                                  Olive Farms,  LLC, a  firm  that raises and shows
                                                                  horses.


Vinod K. Thukral, Ph.D. (1)               59            2000      Dr.  Thukral,  a  former  director  of  Louisiana
(Class II)                                                        Bancshares,   Inc.,  is  a  professor  at  Tulane
                                                                  University  both in the Business Dept. and in the
                                                                  School of Public  Health.  He is also a  director
                                                                  of Technology & Business Solution  International,
                                                                  a consulting company.






           The Board of Directors recommends a vote "FOR" the election as Class II Directors of all the foregoing nominees.




                CONTINUING DIRECTORS (CLASS I AND III DIRECTORS)

                                                      Director               Business Experience During
Name                                      Age          Since                      Past Five Years
--------                                ------       ---------              ----------------------------
A. J. Ferguson(2)                         68            1982      Mr.   Ferguson  is  a   self-employed   certified
(Class I)                                                         petroleum  geologist.  He also is a  director  of
                                                                  Energy   Drilling   Co.,  an  oil  well  drilling
                                                                  company,  and the Secretary of Highland  Corp., a
                                                                  land-lease company.

W. Page Ogden(2)                          56            1989      Mr. Ogden is the  Chairman,  President  and Chief
(Class I)                                                         Executive  Officer of the  Company  and the Bank.
                                                                  He    is    also    a     director     and    the
                                                                  Secretary-Treasurer  of Sumx  Inc.,  an  Internet
                                                                  banking software and services company.

Bethany L. Overton                        66            1988      Mrs. Overton is the President of  Lambdin-Bisland
(Class I)                                                         Realty Co., a real estate company.  Mrs.  Overton
                                                                  was  previously  a partner  in Access  Travel,  a
                                                                  travel agency,  and the Vice President of Oilwell
                                                                  Acquisition  Co., an oil operating and production
                                                                  company from 1986 through 2000.

Robert R. Punches(2)                      54            1984      Mr.   Punches  is  the  Vice   Chairman   of  the
(Class I)                                                         Company's  Board and is a partner in the  Natchez
                                                                  law  firm of  Gwin,  Lewis &  Punches,  LLP.  Mr.
                                                                  Punches  is  also  a  partner/member  of  various
                                                                  timber management companies.

Bazile R. Lanneau, Jr.(2)                 51            1989      Mr.  Lanneau,  Jr. is Vice  President,  Assistant
(Class III)                                                       Secretary,   Chief   Financial   and   Accounting
                                                                  Officer,   and   Treasurer  of  the  Company  and
                                                                  Executive Vice  President,  Assistant  Secretary,
                                                                  Chief  Financial  Officer,  Treasurer  and  Trust
                                                                  Officer  of the  Bank.  Mr.  Lanneau,  Jr. is the
                                                                  President,  the  Chief  Executive  Officer  and a
                                                                  director of Sumx Inc.




                                                      Director               Business Experience During
Name                                      Age          Since                      Past Five Years
--------                                ------       ---------              ----------------------------

Albert W. Metcalfe(1)(2)                  71            1982      Mr.   Metcalfe  is  Secretary  of  the  Board  of
(Class III)                                                       Directors  of both the Company  and the Bank.  He
                                                                  is also the  President  of Jordan  Auto  Company,
                                                                  Inc.,  an  automobile   dealership   that  he  is
                                                                  currently in the process of closing.

R. Andrew Patty II                        38            2000      Mr.  Patty,  the former  Chairman of the Board of
(Class III)                                                       Louisiana Bancshares,  Inc., is a patent attorney
                                                                  and  a  member of  Sieberth & Patty,  LLC, a  law
                                                                  firm  in Baton   Rouge, Louisiana. Mr.  Patty  is
                                                                  also a  director for the  Louisiana Alliance  for
                                                                  Biotechnology, a   non-profit company.


(1) Member of audit committee (2) Member of executive committee

Compensation of Directors

         During 2003, each director, including those directors employed by the Company and the Bank, received an annual retainer of $7,200 for service as a member of the Company's Board of Directors. The Vice-Chairman of the Board, Mr. Punches, received an additional fee of $7,980 for his service, and the Secretary of the Board, Mr. Metcalfe, received an additional fee of $4,800 for his service. In addition to these amounts, each non-employee director serving on the Board's Executive or Audit Committee received a monthly fee in the amount of $100. The Bank also paid fees for service on its Trust Committee, Asset and Liability Management Committee and Loan Committee.

Meetings and Committees of the Board of Directors

         During the fiscal year ended December 31, 2003, the Board of Directors met twelve (12) times. Each director attended at least 75% of the aggregate of all meetings held by the Board and the committees on which he or she served.

         The Board of Directors and the Bank have established various joint committees, including the executive committee, the audit committee, the trust investment committee, the asset/liability management committee, the ESOP administrative committee and the director's loan committee.

         The Board has not established a compensation committee; the executive committee generally performs the functions of a compensation committee. Messrs.

Ferguson, Lanneau, Jr., Metcalfe, Ogden and Punches (Chairman) are members of the executive committee, which, among other things (i) makes recommendations about the compensation of executive officers of the Company, (ii) reviews compensation plans relating to executive officers and directors, (iii) recommends specific benefits for executive officers under the Company's compensation plans, and (iv) performs general reviews of the Company's employee compensation policies. The full executive committee, including those members who also serve as executive officers of the Company and the Bank, makes recommendations to the Board regarding salaries for and other compensation (including grants of stock options) to executive officers; employee-directors do not, however, participate in the actual Board deliberations or determinations regarding salaries for and other compensation to executive officers. During 2003, the executive committee held eleven (11) meetings.

Attendance at Annual Shareholders' Meetings

         The Board of Directors has no written policy as to its members' attendance at the annual meeting of shareholders; however, it is the practice of Board members to attend the annual shareholders' meetings. Last year, eight of the ten members of the Board attended the annual shareholders' meeting held on Tuesday, April 29, 2003, and the Company expects the entire Board to attend this year's meeting.

Nomination of Directors to the Board

         The Board has not established a nominating committee; instead, the entire Board performs this function. The Board does not believe that a separate nominating committee is necessary because a majority of its directors are independent directors, as that term is defined in Rule 4200A(a)(15) of the National Association of Securities Dealers' listing standards. The entire Board, in assessing potential new directors, specifically looks at the candidate's qualifications in light of the needs of the Board and the Company at that time, given the then-current mix of director attributes. Any potential director must possess certain minimum qualifications, qualities and skills that are necessary for election as a director. First, a candidate must meet the eligibility requirements set forth in the Company's bylaws. The other criteria the Board has utilized in the past to assess a candidate for director include:

o The "independence" of the candidate under Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended, and under new Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards;
o Significant business experience in banking, or in marketing, financial, legal, accounting or other professional disciplines;
o    Familiarity with and participation in the local community;
o    Prominence and a highly-respected reputation in their profession;
o    A global business and social  perspective;
o A proven record of honest and ethical conduct, personal integrity and independent judgment;
o    The ability to represent the interests of the  shareholders of the Company;
     and

o Sufficient time available to devote to Board activities and to enhance their knowledge of the Company's industry.

         The approval of a majority of the independent directors of the Board is necessary for the candidate to be selected as a nominee for election to the Board. Nominees for election to the Board of Directors are proposed to the Board from various sources, including management and members of the Board of Directors. The Board will also consider candidates recommended by shareholders who own at least 1% or $1,000 in market value of shares of the Company's common stock, have held such shares for at least one year and shall continue to own such shares through the date of the shareholder meeting in which the candidate recommended would be, if nominated by the Board, included in the proxy materials for that year's annual meeting. Such recommendations should be made in writing, and delivered to the Company at the following address: Secretary, Britton & Koontz Capital Corporation, 500 Main Street, Natchez, Mississippi 39120. Recommendations for director candidates for the 2005 Annual shareholders meeting must be received by the Secretary no later than November 26, 2004. The shareholder's notice must set forth as to each nominee:

o    The name, age, business address and residence address of such nominee;
o    The principal occupation or employment of such nominee;
o The class and number of shares of the Company's stock which are beneficially owned by such nominee;
o Any other information relating to such nominee that may be required under federal securities laws to be disclosed in solicitations of proxies for the election of directors; and
o The nominee's written consent to be nominated as a director and to serve if elected.

         The shareholders' notice must also set forth the name and address of the nominating shareholder and the class and amount of such shareholder's beneficial ownership of the Company's stock, including evidence to support the shareholders' ownership of such shares. The Board may choose not to consider an unsolicited recommendation if no vacancy exits on the Board and the Board does not perceive a need to increase the size of the Board. In addition, the Board only considers shareholder-recommended candidates who meet the eligibility requirements for directors set forth in the Company's bylaws. The Board utilizes the same criteria to evaluate shareholder-recommended candidates as it uses to evaluate any other candidate.

Audit Committee

         Messrs. Allen, Bradford, Metcalfe (Chairman), and Thukral are members of the audit committee. No members of the audit committee are employees of either the Company or the Bank. Each member of the audit committee is an "independent director" as defined under Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended, and in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards.

         The Board has determined that none of the current members of the audit committee qualify as a "financial expert" as such term is defined under Securities and Exchange Commission regulations. Prior to the 2004 annual meeting, after its evaluation of current Board members, the Board of Directors undertook a search within the local markets to locate an individual who would satisfy both the Securities and Exchange Commission's criteria for financial experts and the Board's director qualifications and who was otherwise willing to serve on the Company's board. The Company's headquarter location outside of a major metropolitan area, among other factors, contributed to the Board's inability to find a suitable candidate. The Board intends in 2004 and 2005 to identify an individual willing to serve on the Board who meets the criteria for a financial expert and the Board's director qualifications.

         Under the Company's Articles of Incorporation and Bylaws, the Board has the authority to fix the number of directors serving on the board, as long as the number is between five and twenty five members. Under the Company's Articles of Incorporation, however, any vacancies created in the board can only be filled by an election occurring at an annual meeting of shareholders. Therefore, the Board will be unable to increase the size of the Board and appoint an individual qualifying as a financial expert to the Board, and subsequently the audit committee, prior to the 2005 annual meeting of shareholders.

         The Board of Directors adopted a new written Audit Committee Charter on December 16, 2003, which governs the operations of the audit committee. In accordance with the procedures set forth in its charter, a copy of which is attached hereto as Appendix A, the audit committee pre-approves all auditing services and permitted non-audit services (including fees and terms of those services) to be performed for the Company by its independent auditor prior to the engagement of the independent auditors with respect to such services, subject to the de minimus exceptions for non-audit services permitted by the Securities Exchange Act of 1934, as amended, which are approved by the audit committee prior to the completion of the audit.

Report of the Audit Committee

         The information provided in this section shall not be deemed to be proxy "soliciting material" or to be "filed" with the SEC or subject to its proxy regulations or to the liabilities of Section 18 of the Securities and Exchange Act of 1934, as amended, other than as provided in Item 7(d)(3)(v) of Regulation 14A-101. The information provided in this section shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

         Management has the responsibility of preparing the Company's financial statements and Hannis T. Bourgeois, LLP, the Company's independent auditors, has the responsibility for the audit of those statements. The audit committee oversees the Company's financial reporting process on behalf of the Board of Directors. The audit committee has sole authority to select, evaluate, appoint and replace the independent auditor. The audit committee's other duties and responsibilities include assisting the Board relating to:

o Monitoring the integrity of the Company's financial statements and financial reporting process and the Company's systems of internal accounting and financial controls;
o    The performance of the internal audit function;
o    The annual  independent audit of the Company's  financial  statements,  the engagement of the independent auditors and the evaluation of the independent auditors' qualifications, independence and performance;

o The compliance by the Company with legal and regulatory requirements, including the Company's disclosure controls and procedures; and
o The fulfillment of the other responsibilities set out in the audit committee charter.

         The audit committee, in fulfilling its oversight responsibilities, reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2003 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

         The audit committee held seven (7) meetings during 2003. The meetings were designed to facilitate and encourage private communication between the audit committee, the Company's internal auditors and the independent auditors. The audit committee discussed with the Company's internal auditors and the independent auditors the overall scope and plan of their respective audits. The audit committee met with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

         During these meetings, the audit committee reviewed and discussed the audited financial statements with management of the Company and the independent auditors. The audit committee reviewed with the independent auditors their judgments as to the quality, not just the acceptability, of the Company's accounting principals and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards, including, without limitation, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the audit committee has received the written disclosures and letter regarding independence from the independent auditors as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee), has discussed this information regarding Hannis T. Bourgeois, LLP's independence with Hannis T. Bourgeois, LLP, and has considered the compatibility of non-audit services with the independence of Hannis T. Bourgeois, LLP.

         Based upon the review and discussions referred to above, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission.

Audit committee:

                 Albert W. Metcalfe, Chairman
                 W. W. Allen, Jr.
                 Craig A. Bradford, D.M.D.
                 Vinod K. Thukral, Ph.D.

March 16, 2004

                        SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth, as of March 15, 2004, the number of shares of the Company's common stock beneficially owned by (i) all directors and nominees for director, (ii) the chief executive officer of the Company and all other executive officers whose total annual salary and bonus exceed $100,000, and (iii) all directors and executive officers as a group. Unless otherwise noted, the named persons have sole voting and investment power with respect to the shares indicated (subject to any applicable community property laws). The address of each director and executive officer is the address of the Company's executive offices.



                                                                Number of Shares
                                                                  Beneficially              Percentage
Name                                                                Owned(1)               Ownership(2)
----                                                          --------------------         ------------
W. W. Allen, Jr.(3)......................................................4,184                   *
Craig A. Bradford, D.M.D.(4)............................................21,312                 1.0%
A. J. Ferguson..........................................................12,180                   *
Bazile R. Lanneau, Jr.(5)...............................................70,411                 3.3%
Albert W. Metcalfe(6)...................................................74,400                 3.5%
W. Page Ogden(7)........................................................53,176                 2.5%
Bethany L. Overton.......................................................3,188                   *
R. Andrew Patty..........................................................9,486                   *
Robert R. Punches........................................................9,484                   *
Vinod K. Thukral, Ph.D.(8)..............................................44,474                 2.1%

Directors and executive officers as a group
  (10 persons)(9)(10) . . . . . . . . . . . . . . . . . . . . .. . . . 302,295                14.3%


* Less than one percent.

     (1) Includes shares as to which such person, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has beneficial ownership, the right to acquire beneficial ownership within 60 days of March 15, 2004, or shares voting power and/or investment power as these terms are defined in Rule 13d-3(a) of the Securities Exchange Act of 1934, as amended. Also includes shares allocated to participant accounts under the ESOP, with respect to which each individual has voting power.

     (2) Based upon 2,113,087 shares of Company common stock outstanding as of March 15, 2004.

     (3) Includes 20 shares held by Mr. Allen as custodian for his son, and 20 shares owned by his wife, of which he disclaims beneficial ownership.

     (4) Of the shares shown, Dr. Bradford disclaims beneficial ownership of 2,901 shares owned by his wife.

     (5) Also an executive officer of the Company. Includes 2,248 shares held by Mr. Lanneau as custodian for his children, 26,355 shares allocated to Mr. Lanneau's account in the ESOP, 68 shares owned by Mr. Lanneau's wife, of which he disclaims beneficial ownership, and 5,940 shares that Mr. Lanneau may acquire pursuant to currently exercisable stock options. Mr. Lanneau is the nephew of Mr. Metcalfe.

     (6) Includes 12,316 shares owned by Mr. Metcalfe's wife, as to which he disclaims beneficial ownership, and 8,160 shares that are owned by Jordan Auto Company, Inc., of which Mr. Metcalfe is President. Mr. Metcalfe is the uncle of Mr. Lanneau.

     (7) Also an executive officer of the Company. Includes 6,600 shares that Mr. Ogden may acquire pursuant to currently exercisable stock options, 6,365 shares held in an IRA and 16,717 shares, which have been allocated to Mr. Ogden's account in the ESOP.

     (8) Includes 15,810 shares held by Thukral Holdings, LLC over which Dr. Thukral has sole voting power.

     (9) Where shares of common stock are deemed to be beneficially owned by more than one director and/or executive officer, they are included only once in the total number of shares beneficially owned by all directors and executive officers as a group.

     (10) Does not include ESOP shares that may be voted by the ESOP trustee, Britton & Koontz First National Bank, for which no voting instructions have been timely received from ESOP participants.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         To the knowledge of the Company, no shareholder beneficially owns more than 5% of the Company's issued and outstanding stock. As of December 31, 2003, the Company's employee stock ownership plan held 233,190 shares, or 11.04%, of the Company's common stock. The shares are held by the Bank, as trustee of the Britton & Koontz Capital Corporation Employee Stock Ownership Plan (the "ESOP"). All of the shares held in the ESOP are allocated to individual participant accounts. Participants have voting rights for shares allocated to their accounts and benefits are distributed according to plan terms. The trustee votes the shares in accordance with instructions received from the participants. The trustee may vote shares for which no voting instructions have been timely received from participants.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Company's consolidated financial statements for the year ended December 31, 2003 were audited by the firm of Hannis T. Bourgeois, LLP. A representative of Hannis T. Bourgeois, LLP is expected to be present at the annual meeting. If present, the representative will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

         On March 18, 2003, May & Company, Inc. notified the Company that May & Company would decline to stand for re-election as the Company's certifying accountant for the fiscal year ending December 31, 2003 because May & Company intended to discontinue auditing publicly traded companies. In addition, on April 15, 2003, the Company's audit committee approved the engagement of Hannis
T. Bourgeois as the Company's certifying accountant for the fiscal year ending December 31, 2003. The report of May & Company on the Company's financial statements for the fiscal year ended December 31, 2002 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal year ended December 31, 2002 and through March 18, 2003, there were no disagreements with May & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of May & Company, would have caused it to make reference thereto in its report on the Company's consolidated financial statements for such year.

         The above information was disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on March 18, 2003. The Company filed as an exhibit to the Form 8-K a letter from May & Company in which May & Company agreed to the disclosure in the Form 8-K.

         Fees billed by Hannis T. Bourgeois, LLP for professional services rendered for the fiscal year ending December 31, 2003, and fees billed by May & Company, Inc. for professional services rendered for fiscal year end 2002 are shown below.

                                 Hannis T.               May &          May &
                               Bourgeois, LLP        Company, Inc   Company, Inc
                                   2003                  2003           2002
                               -------------         ------------   ------------
        Audit Fees             $27,600.00             $        -     $30,404.50
        Audit-Related Fees     $   580.64             $   850.00     $        -
        Tax Fees               $        -             $        -     $        -
        All Other Fees         $        -             $        -     $        -
                               -------------          -----------   ------------
        Total                  $28,180.64             $850.00        $30,404.50
                               =============          ===========   ============

         "Audit Fees" include amounts paid for the audit of the Company's annual financial statements and review of the financial statements included in the Company's Forms 10-Q and other regulatory filings. "Audit-Related Fees" consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements. This category includes fees related to the audit and attest services not required by statute or regulations, due diligence related to mergers, acquisitions and investments, employee benefit plan audits and consultations concerning financial accounting and reporting standards. "Tax Fees" consists of amounts paid for tax compliance, advice and planning, which include the preparation and filing of required federal and state income and other tax forms. For fiscal years 2003 and 2002, none of the fees listed under Audit-Related Fees or Tax Fees were covered by the de minimus exception. The audit committee has considered whether the provision of services by Hannis T. Bourgeois, LLP for the Company other than audit services is compatible with maintaining Hannis T. Bourgeois, LLP`s independence, and has concluded that it is compatible.



                               EXECUTIVE OFFICERS

          The following table sets forth certain information with respect to the executive officers of the Company.

                                      Officer
Name                                   Since            Age           Position with the Company
--------------------                 --------          ----           ----------------------------------------
W. Page Ogden                          1988             56            Chairman, President, Chief Executive Officer
                                                                      and Director of the Company and the Bank.

Bazile R. Lanneau, Jr.                 1986             51            Vice President, Assistant Secretary, Chief
                                                                      Financial and Accounting Officer, Treasurer
                                                                      and director of the Company.  Executive Vice
                                                                      President, Chief Financial and Accounting
                                                                      Officer, Treasurer, Assistant Secretary,
                                                                      Trust Officer and Director of the Bank.

         The following is a brief summary of the business experience of each of the named executive officers of the Company:

         W. Page Ogden has served as President and Chief Executive Officer of the Company and the Bank since May of 1989 and Chairman since April of 2002. He joined the Bank in February of 1988, and served as the Bank's Senior Vice President and Senior Lending Officer until he assumed his current positions. Mr. Ogden previously served as Vice President of Premier Bank, N.A. of Baton Rouge, Louisiana. Mr. Ogden was employed by Premier Bank in various capacities, including trust, commercial lending, credit policy and administration for thirteen years prior to joining the Bank.

         Bazile R. Lanneau, Jr. serves as the Vice President of the Company and Executive Vice President and Trust Officer of the Bank. In addition, he is Chief Financial and Accounting Officer of both the Company and the Bank and serves as Treasurer and Assistant Secretary of both the Company and the Bank. Mr. Lanneau, Jr., joined the Bank on January 1, 1976, and has served as an employee since that time, except for the period 1980-1982, when he attended the University of Mississippi School of Law.



                             EXECUTIVE COMPENSATION

         The following table sets forth the compensation for services in all capacities to the Company for the three fiscal years ended December 31, 2003, 2002 and 2001 of all executive officers of the Company whose total annual salary and bonus equaled or exceeded $100,000 during 2003.


                           Summary Compensation Table

                                             Annual Compensation                                 Long-Term Compensation
                                                                                            Securities
          Name and                                                   Other Annual           Underlying           All Other
     Principal Position         Year      Salary       Bonus        Compensation(1)         Options (#)         Compensation
     ------------------         ----      ------       -----        ---------------         -----------         ------------
W. Page Ogden                   2003       $160,000     $35,000          $7,200                  0               $34,216 (2)
  President and Chief           2002        160,000      35,000           7,200                  0                    31,222
  Executive Officer             2001        135,000      40,000           7,200                  0                    30,160

Bazile R. Lanneau, Jr.          2003       $117,000     $20,000          $7,200                  0               $21,843 (3)
  Vice President                2002        117,000      20,000           7,200                  0                    20,923
                                2001        105,000      25,000           7,200                  0                    20,360
---------------

(1) Represents the amount of director fees received during the year.

(2) Includes Company contributions in the amount of $18,065 in connection with the Salary Continuation Plan, Company contributions to the ESOP of $4,000 and to the 401(k) plan of $8,000 and Company paid life insurance premiums in the amount of $4,151.

(3) Includes Company contributions in the amount of $9,621 in connection with the Salary Continuation Plan, Company contributions to the ESOP of $2,933 and to the 401(k) plan of $5,866, and Company paid life insurance premiums in the amount of $3,423.

Stock Options

         The Company maintains a stock option plan, the Britton & Koontz Capital Corporation Long-Term Incentive Plan. An aggregate of 160,000 shares of common stock has been reserved for issuance under the plan. As of December 31, 2003, options to purchase 53,677 shares were outstanding. There were no stock option grants to the named executive officers during 2003.

         The following table provides information about the unexercised options held by the named executive officers on December 31, 2003. No options were exercised by these persons during 2003.

                       Aggregate Option Exercises in 2003
                           and Year-End Option Values

                       Number of
                         Shares                      Number of Securities Underlying     Value of Unexercised In-the-Money
                      Acquired on      Value      Unexercised Options at December 31,                Options at
  Name                  Exercise      Realized                    2003                         December 31, 2003 (1)
-------------         -----------     --------    -----------------------------------    ----------------------------------

                                                      Exercisable    Unexercisable         Exercisable      Unexercisable
Mr. Ogden                  0              $0             6,600           3,400                 $0                $0
Mr. Lanneau, Jr.           0              $0             5,940           3,060                 $0                $0


(1) Based upon the closing sales price of the Company's common stock as of December 31, 2003 of $17.27 per share.

Employment and Change in Control Agreements

         The Company entered into employment agreements with W. Page Ogden and Bazile R. Lanneau, Jr. The employment agreements are currently for one-year terms expiring each year on December 31. The agreements automatically renew for an additional one-year term, unless notice is given 90 days prior to the expiration of each term by either of the respective parties. The employment agreements and the employee's employment thereunder, can be terminated by the Company with or without cause. If termination is on account of cause (including a breach of fiduciary duty or other similar types of misconduct), the employee will not receive any severance pay. If the Company terminates the employee's employment without cause, the Company is required to pay the employee a lump sum equal to the greater of $50,000 in the case of Mr. Ogden, and $42,500 in the case of Mr. Lanneau, Jr., or six months of the employee's then current salary. Each employee has the use of an automobile for business use provided and maintained by the Company. The Company also pays country club, professional, and civic organization dues on behalf of these employees. Each employee is entitled to all of the benefits that are available to other employees of the Company and the Bank, such as health and disability insurance.

         Effective September 26, 1994, the Company entered into Salary Continuation Agreements with Messrs. Ogden and Lanneau, Jr. The agreements provide for the payment of normal and early retirement benefits and provide that in the event there is a "change of control" (as defined in the agreements) of the Company and the employee's employment with the Company is terminated within 36 months of the change of control, then the employee will be paid the greater of (a) a lump sum cash payment ($250,000 in the case of Mr. Ogden and $175,000 in the case of Mr. Lanneau, Jr.) or (b) the total balance in their respective retirement accounts.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Since 1998, the Company has funded Sumx, Inc. ("Sumx"), a Mississippi corporation established to provide electronic banking solutions for the financial industry, to the extent of approximately $2,000,000. Sumx is owned approximately 36.6% (a $1,250,000 preferred interest) by the Company, 19% by Mr. Bazile R. Lanneau, Jr. and 44.4% by Summit Research, Inc., a Texas corporation. The funds provided to Sumx have been used for marketing and continued development of the SumxNet Internet banking system. Sumx maintains offices in Natchez, Mississippi and Highland Village, Texas. Due to the uncertainty regarding Sumx' future prospects and valuation, the Company's investment in and advances to Sumx were written off during 2002 and reflected in other expenses. Sumx continues to support its eight financial institution clients and is actively seeking business partners.

         Prior to August, 2002, Mr. Lanneau, Jr. devoted a substantial portion of his time to the business of Sumx. Mr. Lanneau, Jr. now devotes the majority of his time to traditional banking activities with a small portion devoted to the activities of Sumx. Until August, 2002, Sumx paid the Company $90,000 per year for the services of Mr. Lanneau, Jr. under a management services agreement. Mr. Lanneau, Jr. currently receives no compensation from Sumx and is compensated by the Company and the Bank. Mr. Ogden, President and CEO of the Company and the Bank, serves without compensation as a director and Secretary-Treasurer of Sumx.

         The law firm of Gwin, Lewis & Punches, LLP, of which Mr. Robert Punches, a director, is a partner, serves as general counsel to the Company and the Bank. The Company expects that the firm will continue to represent the Company as general counsel in the future. The law firm of Sieberth & Patty, LLC, of which Mr. Patty, a director, is a partner, has been retained by Sumx Inc. to provide intellectual property law advice.

         Certain directors and officers of the Company, businesses with which they are associated, and members of their immediate families are customers of the Bank had transactions with the Bank in the ordinary course of its business during the Bank's fiscal years ended December 31, 2003 and 2002. In the opinion of the Board of Directors, such transactions were made in the ordinary course of business, and were made on substantially the same terms (including, in the case of loan transactions, interest rates and collateral) as those prevailing at the time for comparable transactions with other persons. The Board believes that the loan transactions referred to above do not involve more than the normal risk of collectibility or present other unfavorable features.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, the Company's directors, executives officers, and any person beneficially owning more than ten percent of the Company's common stock are required to report their initial ownership of the Company's common stock and any subsequent changes in that ownership to the Securities and Exchange Commission.

         Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during fiscal year 2003, and any Form 5 and amendments thereto furnished to the Company with respect to fiscal year 2003, and certain written representations made by the Company's directors, officers and ten percent beneficial owners, the Company believes that during fiscal 2003, its officers, directors and ten percent beneficial owners complied with all applicable Section 16(a) filing requirements, with the following exception: one report on Form 4, covering one transaction, was inadvertently filed late by Mr. Patty.

              PROPOSALS OF SHAREHOLDERS FOR THE 2004 ANNUAL MEETING

         At the annual meeting each year, the Board of Directors submits to shareholders its nominees for election as directors. In addition, the Board of Directors may submit other matters to the shareholders for action at the annual meeting. Shareholders of the Company may also submit proposals for inclusion in the proxy material. Proposals of shareholders intended to be presented at the 2005 annual meeting of shareholders and included in the proxy materials pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, must be received by W. Page Ogden, President, at 500 Main Street, Natchez, Mississippi 39120, no later than November 26, 2004, in order for such proposals to be considered for inclusion in the proxy statement and form of proxy relating to such meeting. Proposals submitted outside the processes of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, intended to be presented at the 2005 annual meeting of shareholders must be received by W. Page Ogden at the above address no later than February 10, 2005.

                COMMUNICATION BETWEEN SHAREHOLDERS AND THE BOARD

         The Board has not adopted a formal procedure that shareholders must follow to send communications to it. However, the Company has an unwritten "open door" policy for its customers and shareholders. The Board does receive communications from shareholders, from time to time, and addresses those communications as appropriate. Shareholders can send communication to the Board by contacting any officer of the Company, general counsel, Robert R. Punches or the Company's President, W. Page Ogden in any one of the following ways:

o In writing, to Britton & Koontz Capital Corporation, ATTN: W. Page Ogden, 500 Main Street, Natchez, Mississippi 39120;

o        By e-mail, at corporate@bkbank.com

o        By phone, at (601) 445-5576 or facsimile, at (601) 445-2481

Mr. Ogden will forward written and e-mail correspondence to the appropriate addressee. If a shareholder requests information or asks questions that can more efficiently be answered by management, management will respond without the Board of Directors. Any shareholder communication concerning employee fraud or accounting matters will be forwarded to the audit committee. Any communication relating to corporate governance or requiring action by the Board will be forwarded to the full Board.

                                  OTHER MATTERS

         Management of the Company is not aware of any other matters to be brought before the annual meeting. However, if any other matters are properly brought before the annual meeting, the persons named in the enclosed proxy form will have discretionary authority to vote all proxies with respect to such matters in accordance with their judgment.

                  AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

         The annual report to shareholders accompanies this proxy statement. However, the annual report to shareholders does not form any part of the material for the solicitation of proxies.

         Upon the written request of any record holder or beneficial owner of shares entitled to vote at the annual meeting, the Company, without charge, will provide a copy of its Annual Report on Form 10-KSB for the year ended December 31, 2003, as filed with the Securities and Exchange Commission. Requests should be mailed to Ms. Cliffie Anderson, Investor Relations, Britton & Koontz Capital Corporation, 500 Main Street, Natchez, Mississippi 39120.

                       DOCUMENTS INCORPORATED BY REFERENCE

         The following document is incorporated by reference into this proxy statement: Exhibit 16 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on March 18, 2003 (Commission File No. 0-22606). The Company will provide, without charge, to each person to whom this proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of such information that has been incorporated by reference in this proxy statement. Requests should be mailed to Ms. Cliffie Anderson, Investor Relations, Britton & Koontz Capital Corporation, 500 Main Street, Natchez, Mississippi 39120.

                                                                     APPENDIX A

                      BRITTON & KOONTZ CAPITAL CORPORATION

                             AUDIT COMMITTEE CHARTER

Purpose

         The purpose of the Audit Committee of the Board of Directors of Britton & Koontz Capital Corporation (the "Company") is to assist the Board of Directors in fulfilling its oversight responsibility relating to (i) the integrity of the Company's financial statements and financial reporting process and the Company's systems of internal accounting and financial controls; (ii) the performance of the internal audit function; (iii) the annual independent audit of the Company's financial statements, the engagement of the independent auditors and the evaluation of the independent auditors' qualifications, independence and performance; (iv) the compliance by the Company with legal and regulatory requirements, including the Company's disclosure controls and procedures; and
(v) the fulfillment of the other responsibilities set out herein. The report of the Committee required by the rules of the Securities and Exchange Commission shall be included in the Company's annual proxy statement.

         While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

         The Audit Committee's failure to investigate any matter, to resolve any dispute or to take any other actions or exercise any of its powers in connection with the good faith exercise of its business judgment in connection with its oversight functions shall in no way be construed as a breach of its duties or responsibilities to the Company, its directors or its shareholders.

Membership

         Number

         The Audit Committee shall be comprised of at least three members of the Board of Directors.

         Qualifications

         Each member of the Audit Committee shall meet the independence, experience, and expertise requirements of the Nasdaq Stock Market, Inc.
("Nasdaq") and other applicable laws and regulations (including the Sarbanes-Oxley Act of 2002). At least one member of the Audit Committee will be a financial expert as defined by the Securities and Exchange Commission. The designation or identification of a person as the Audit Committee financial expert shall not (i) impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and the Board of Directors in the absence of such designation or identification or (ii) affect the duties, obligations or liability of any other member of the Audit Committee or Board of Directors.

         The Board of Directors shall determine, in its business judgment, whether the members of the Audit Committee meet the independence, experience and expertise requirements of Nasdaq and other applicable laws and regulations and whether at least one member of the Audit Committee has the requisite qualifications to serve as the financial expert of the Audit Committee as defined by the Securities and Exchange Commission.

         Appointment and Removal

         The Board of Directors will appoint the members and Chair of the Audit Committee. Each Audit Committee member shall serve at the pleasure of the Board of Directors for such term or terms as the Board of Directors may determine or until such Audit Committee member is no longer a member of the Board of Directors.

Authority

         The Audit Committee shall have the sole authority to select, evaluate, appoint, and replace the independent auditors (subject to stockholder ratification) and shall approve in advance all audit engagement fees and terms and all non-audit engagements with the independent auditors. The Audit Committee is responsible for the oversight of the work of the Company's independent auditors, including resolution of disagreements between management and the auditors regarding financial reporting. The Audit Committee shall consult with management, but shall not delegate these responsibilities.

         The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting, or other consultants to advise the Audit Committee. The Company shall provide funding, as determined by the Audit Committee, for payment of compensation to the independent auditors and to any advisors employed by the Audit Committee.

Duties and Responsibilities

         The   Audit   Committee   shall   have   the   following   duties   and
responsibilities:

         Meetings and Other Matters

         o Meet in person or telephonically as often as it determines, but not less frequently than quarterly.

         o        Meet  separately,   periodically,  with  management,  internal
                  auditors, and independent auditors.

         o Regularly report to the Board of Directors on the Audit Committee's activities.

         o        Annually review and evaluate its own performance.

         o Review and assess the adequacy of this Charter annually and recommend any proposed changes to the Board of Directors for approval.

         Financial Statement and Disclosure Matters

         o Review and discuss with management and the independent auditors the annual audited financial statements, including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations," and recommend to the Board of Directors whether the audited financial statements should be included in the Company's Form 10-K.

         o Review and discuss with management and the independent auditors the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditors' reviews of the quarterly financial statements.

         o Receive a report from the Chief Executive Officer and Chief Financial Officer during their certification process for the 10-K and 10-Q's about (i) any significant deficiencies in design or operation of internal controls or material weaknesses therein and (ii) any fraud, whether or not material, involving management or other employees who have a significant role in the Company's internal controls.

         o Review and discuss reports from the independent auditors on, among other things, certain:

                  o        Critical accounting policies &  practices to be used;

                  o        Alternative  treatments  of   financial   information
                           within generally  accepted  accounting principles;

                  o Other material written communications between the independent auditors and management, such as any management letter and the Company's response to such letter or schedule of unadjusted differences; and

                  o Difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, any significant disagreements with management, and communications between the audit team and the audit firm's office with respect to difficult auditing or accounting issues presented by the engagement.

         o Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit (including the nature and extent of any significant changes in accounting principles and the application thereof and the independent auditor's judgments about the quality and acceptability of the Company's accounting principles and financial disclosures), as well as any audit problems or difficulties and management's response.

         o        Review  and  discuss  with   management  and  the  independent
                  auditors, at least annually:

                  o        Developments and issues with respect to reserves.

                  o Regulatory and accounting initiatives, as well as off-balance sheet structures, if any, and their effect on the Company's financial statements.

                  o Accounting policies used in the preparation of the Company's financial statements (specifically those policies for which management is required to exercise discretion or judgment regarding the implementation thereof).

         o        Review  with   management  its  evaluation  of  the  Company's
                  internal control structure and procedures for financial reporting and review periodically, management's conclusions about the efficacy of such internal controls and procedures, including any significant deficiencies in, or material noncompliance with such controls and procedures.

         o Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

         o Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

         Oversight of the Company's Relationship with the Independent Auditors

         o Receive and discuss a report from the independent auditors at least annually regarding:

                  o The independent auditors' internal quality-control procedures;

                  o Any material issues raised by the most recent quality-control review, or peer review (if applicable), of the independent auditors, or by any inquiry or investigation by governmental professional authorities within the preceding five years respecting one or more independent audits carried out by the independent auditors;

                  o        Any steps taken to deal with any such issues; and

                  o All relationships between the independent auditors and the Company, in order to assess the independent auditors' independence.

         o Approve guidelines for the retention of the independent auditors for any non-audit services, approve the independent auditor's annual engagement letter and determine procedures for the approval of audit and non-audit services in advance. In accordance with such procedures, the Committee shall approve in advance any audit or non-audit services provided to the Company by the independent auditors, all as required by applicable law or listing standards. Pre-approval authority may be delegated to one or more members of the Committee, subject to the delegated member or members reporting any such pre-approvals to the Audit Committee at its next scheduled meeting.

         o Review and discuss the scope and plan of the independent audit.

         o Evaluate the qualifications, performance and independence of the independent auditors, including whether the provision of non-audit services is compatible with maintaining the auditors' independence, and taking into account the opinions of management and the internal auditor. This shall include a review and discussion of the annual communication as to independence delivered by the independent auditors (Independence Standards Board Standard No. 1 - "Independence Discussions with Audit Committees"). The Audit Committee shall present its conclusions to the Board of Directors, and if so determined by the Audit Committee, recommend that the Board of Directors take additional action to satisfy itself of the qualifications, performance and independence of the auditors.

         Oversight of the Internal Audit Group

         o Review and discuss the appointment and replacement of the chief internal auditor.

         o Review and discuss the Internal Audit Group findings that have been reported to management, management's responses, and the progress of the related corrective action plans.

         o Review and evaluate the adequacy of the work performed by the chief internal auditor and the Internal Audit Group, and determine that the Internal Audit Group is independent and has adequate resources to fulfill its duties, including implementation of the annual audit plan.

         Compliance Oversight Responsibilities

         o Review periodically with management and the independent auditors any correspondence with, or other action by, regulators or governmental agencies, any material legal affairs of the Company and the Company's compliance with applicable law and listing standards.

         Other Powers

         The Audit Committee may also take any or all of the following actions that it deems to be necessary or appropriate:

         o Request management or the outside or internal auditors to provide analysis or reports regarding (i) any "second opinion" sought by management from an audit firm other than the Company's outside auditors or (ii) any other information that the Audit Committee deems necessary to perform its oversight functions.

         o Require the internal auditors to provide the Audit Committee or its Chairman with a copy of all internal reports to management and management's responses thereto.

         o Review periodically the procedures established by the Company to monitor its compliance with debt covenants.

         o Consult periodically with the Company's legal counsel concerning the Audit Committee's responsibilities or legal matters that may have a material impact on the Company's financial statements, internal controls or corporate compliance procedures.

         o Undertake any special projects assigned to it by the Board of Directors.

         o Consider and act upon any other matters concerning the financial affairs of the Company as the Audit Committee, in its discretion, may determine to be advisable in connection with its oversight functions.

Procedural Matters

         The chair of the Audit Committee shall, in consultation with other members of the Audit Committee, management, the chief internal auditor and the independent auditors, be responsible for calling meetings of the Audit Committee, establishing the agenda for such meetings and supervising the conduct of such meetings. A majority of the number of the Audit Committee members will constitute a quorum for conducting business at a meeting of the Audit Committee. The act of a majority of the Audit Committee members present at an Audit Committee meeting at which a quorum is in attendance will be the act of the Audit Committee. The Audit Committee may also take any action permitted under this Charter by unanimous written consent.

         The Audit Committee may request any officer or employee of the Company or the Company's outside legal counsel or independent auditors to attend a meeting of the Audit Committee.


                                                              December 16, 2003

PROXY                                                                      PROXY
                      BRITTON & KOONTZ CAPITAL CORPORATION
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 27, 2004

     The undersigned hereby appoints W. J. Feltus III, C. H. Kaiser, Jr. and Bazile R. Lanneau, Sr., or any one of them, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote, as designated on the reverse side, all shares of Common Stock of Britton & Koontz Capital Corporation held of record by the undersigned on March 15, 2004, at the annual meeting of shareholders to be held on April 27, 2004, or any adjournment(s) thereof (the "Annual Meeting"). This proxy also entitles the designated proxy holders to cumulate the undersigned's votes in the election of directors at the Annual Meeting. I acknowledge receipt of the accompanying Notice of Annual Meeting and Proxy Statement.


                 (Continued and to be signed on reverse side)

        Please sign, date and return promptly in the enclosed envelope.

           Please mark your vote in blue or black ink as shown here. :


     (1) TO ELECT THREE CLASS II DIRECTORS

        ___   FOR ALL NOMINEES
        ___   WITHHOLD AUTHORITY FOR ALL NOMINEES
        ___   FOR ALL EXCEPT (See Instructions below)


                 NOMINEES:
                    O     W. W. Allen, Jr.          _____
                    O     Craig A. Bradford D.M.D.  _____
                    O     Vinod K. Thukral, Ph.D.   _____


INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: . If you desire to cumulate your votes, please do so in the blanks following each name. Cumulative voting is described in the section of the proxy statement entitled "Voting Procedures."

     (2) IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

            The Board of Directors recommends that you vote "FOR" the
                            nominees listed at left.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no specific directions are given, your shares will be voted FOR some or all of the nominees listed at left. The proxy holders designated on the reverse side will vote in their discretion on any other matter that may properly come before the Annual Meeting.

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.


----------------------------------------        Date:------------------------
Signature of Shareholder


----------------------------------------        Date:------------------------
Signature of Shareholder


NOTE: Please sign exactly as your name appears on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in the full corporation name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person(s).